RESTATED AND AMENDED

                                OPTION AGREEMENT

                                     BETWEEN

                              WHITTIER TOWERS, INC.
                       A MICHIGAN CORPORATION, AS OPTIONOR

                                       AND

                           UNITED VANGUARD HOMES, INC.
               A DELAWARE CORPORATION OR ITS ASSIGNEE, AS OPTIONEE

RELATING TO THE BUILDING(S) AND LAND IN DETROIT, MICHIGAN DESCRIBED ON EXHIBIT A

                                (THE "PREMISES")

FOR VALUE RECEIVED:

1.   OPTION              Subject  to the terms  and  conditions  of this  Option
                         Agreement, Optionor hereby grants to Optionee the exclusive right, at Optionee's option at any time during the period commencing April 1, 1996 and ending on December 31, 2001.

2.   PURCHASE PRICE:     Purchase price for the Premises shall be a sum equal to
                         the lesser of:

                         a. Appraised fair market value of the Premises, as ascertained by the method set forth below but not less than the current outstanding balance of the first mortgage; and

                         b. The amount at date of closing of (i) the mortgage debt on the Premises, (ii) management fees relating to management of the Premises since April 1, 1996, payable to UVH Management Corp. ("UVM"), accrued but unpaid (which may be offset against the purchase price), (iii) sums paid by Vanguard Ventures, Inc. ("Vanguard") or Optionor on or after April 1, 1996 for capital improvements at the Premises, (iv) sums spent by Vanguard on or after April 1, 1996 to fund negative cash flow of Optionor and (v) interest at 12 percent per annum on the sums referred to in items (iii) and (iv), subject to adjustment as provided in this Option. Optionee's election to purchase the Premises shall be by written notice served upon Optionor either personally or by Certified Mail or Registered Mail, Return Receipt Requested, at 4 Cedar Swamp Road, Glen Cove, New York 11542 (or such other address as Optionor has advised Optionee by like notice), not later than June 30, 2001.

3. BONA FIDE OFFEREE:         In the event that Vanguard or Optionor  receives a
                              written  offer  from an  unaffiliated  prospective
                              purchaser  ("Bona Fide  Offeree")  to purchase the
                              Premises  (or the  stock  of  Optionor),  Optionee
                              agrees to either  (i)  relinquish  this  Option or
                              (ii)  change  the  purchase  price  set  forth  in
                              paragraph  2 to be the same as  offered in writing
                              by the Bona Fide  Offeree  and  promptly  exercise
                              this Option per said Bona Fide  Offeree  price and
                              terms. If this Option is relinquished per item (i)
                              above and the Premises (or  Whittier  Tower,  Inc.
                              stock) are sold to the Bona Fide Offeree, then the
                              net  proceeds  shall be  applied as  follows:  (i)
                              payment of accrued  since April 1, 1996 but unpaid
                              management   fees  due  UVM,  (ii)  sums  paid  by
                              Vanguard or Optionor on or after April 1, 1996 for capital improvements at the Premises, (iii) sums spent by Vanguard to fund negative cash flow of Optionor and (iv) interest at 12 percent per annum on the sums referred to in items (iii) and (iv). The remaining net profit (i.e., net of brokerage fees, closing costs, mortgage debt, etc.) shall be split 50 percent to Optionee and 50 percent to Vanguard.

4. CHECK AT OPTION
   EXERCISE:                  A  certified  or  bank  check  for  $25,000  to be
                              applied to the  purchase  price shall be delivered
                              to Optionor  along with the aforesaid  election to
                              exercise  this  Option.  If for any reason,  other
                              than Optionor's default,  Optionee defaults in the
                              purchase  of  the  Premises,   Optionor  shall  be
                              entitled to retain said $25,000 as liquidated damages.

5. APPRAISAL:                 Appraised   fair  market  value   referred  to  in
                              paragraph  2(a) shall be established by a panel of
                              independent,  unaffiliated  appraisers experienced
                              in  real  estate   appraisal,   one   selected  by
                              Optionor, one selected by Optionee, and the third selected by the other two appraisers. The cost of Optionor's appraiser shall be borne by Optionor.
                              The cost of Optionee's appraiser shall be borne by Optionee. The cost of the third appraiser shall be borne by Optionor and Optionee, equally.

6. MORTGAGES:                 At  closing,   Optionor  shall  pay  or  otherwise
                              satisfy all mortgages on the Premises.

7. TENANTS:                   The sale  shall be subject to the rights to occupy
                              of tenants and/or residents in possession at closing. Leases and security deposits shall be assigned by Optionor to Optionee at closing; and rent adjusted.

8. CLOSING:                   Closing for the purchase of the Premises  shall be
                              held at 10:00 AM at Vanguard's  offices at 4 Cedar
                              Swamp Road, Glen Cove N.Y. 11442, on the 60th day following the giving of the notice as provided above, or on such other date and place as the parties may agree.

9. INSPECTIONS:               During the term of this  Option,  Optionee and its
                              agents and  consultants,  at  Optionee's  expense,
                              shall be  entitled  to a review  of the  Premises'
                              financial   performance  and  make  such  physical
                              inspections  and  other   investigations   of  and
                              concerning   the  Premises,   including,   without
                              limitation,  surveys,  soil borings,  percolation,
                              engineering  and  environmental  studies,   zoning
                              review,  and  other  tests as  Optionee  considers
                              necessary  for  Optionee  and its  consultants  to
                              review  and   evaluate  the  physical  and  fiscal
                              characteristics  of the Premises and condition and
                              structural   soundness  of  Improvements   and  to
                              perform certain work or inspections in connection with such evaluation.

10. PAYMENT OF
    PURCHASE PRICE:           The purchase price shall be payable by Optionee to
                              Optionor by certified or bank check, at the closing or, if mutually agreed by Optionor and Optionee, in cash and financing on mutually agreed terms.

11. DOCUMENTARY
    STAMPS: Optionor and Optionee each pay one half of the cost of any realty transfer taxes and recording costs relating to this conveyance.

12. TITLE:                    Optionor  shall  convey  to  Optionee  a good  and
                              marketable fee simple title to the Premises, free and clear of all liens, encumbrances, easements, restrictions, and other title objections other than those approved by Optionee. Occupancy by Optionor's tenants or residents shall not be an objection to title. Optionee's title shall be insurable as aforesaid at ordinary rates by any reputable title company of Optionee's choice.

13. INSURANCE, ETC.:          Possession of the Premises shall be surrendered by
                              Optionor  to  Optionee  at the  time  of  closing.
                              During  the term of this  Option  and prior to the
                              surrender of possession,  Optionor shall commit no
                              waste   nor   permit   waste,   deterioration   or
                              destruction of the Premises,  normal wear and tear
                              excepted,  and shall bear the risk of loss. During
                              the term of this Option,  Optionor  shall maintain
                              insurance  against  loss  by fire  and all  perils
                              included   within  the  term  "extended   coverage
                              endorsements" on all improvements in an amount not less than the highest insurable value.

14. WAIVER:                   If title to any part of the Premises  shall not be
                              in accordance  with the  requirements of paragraph
                              12 above, Optionee shall have the option of taking such title to the Premises as Optionor can give with abatement of the purchase price for liens of fixed or ascertainable amounts.

15. APPROVAL:                 This Option has been duly approved by the Board of
                              Directors   of  Optionor   and   shareholders   of
                              Optionor.

16. PRIOR AGREEMENT:          This Option  supercedes the Option Agreement among
                              the parties dated March 29, 1996, as amended by Amendment No. 1 thereto dated July 15, 1996.

17. CONTRACT                  To the extent not provided for in this Option, the
    OF SALE:                  provision  of  the Contract of Sale annexed hereto
                              as Exhibit B shall apply.

IN WITNESS WHEREOF, the parties have executed this Option this 23rd day of October 1996.

WITNESS:                               WHITTIER TOWERS, INC., Optionor


/s/ Alan Guttman                       by:  /s/ Carl G. Paffendorf
--------------------------------            -----------------------------------
    Alan Guttman                                Carl G. Paffendorf, President



/s/ Theresa A. Govier
-------------------------------
    Theresa A. Govier

WITNESS:                               UNITED VANGUARD HOMES, INC., Optionee


/s/ Alan Guttman                       /s/ Paul D'Andrea
-------------------------------        ----------------------------------------
Alan Guttman                           Paul D'Andrea, Vice President - Finance


/s/ Theresa A. Govier
------------------------------
    Theresa A. Govier



APPROVED:

Vanguard Ventures, Inc., sole shareholder of Optionor


    /s/ Carl G. Paffendorf
by  -----------------------------
    Carl G. Paffendorf, President

STATE OF NEW YORK

COUNTY OF NASSAU

        The foregoing instrument was acknowledged before me this 23rd day of October 1996, by Carl G. Paffendorf, the President of WHITTIER TOWERS, INC., a Michigan corporation, on its behalf.


                                   /s/ Craig M. Shields
                                   -----------------------------------------
                                   Craig M. Shields, Notary Public

                                   Craig M. Shields
                                   Notary Public, State of New York
                                   No. 31-8972175
                                   Qualified in New York County
                                   Commission Expires Aug. 31, 1998


STATE OF NEW YORK

COUNTY OF NASSAU


        The foregoing instrument was acknowledged before me this 23rd day of October 1996, by Paul d'Andrea, the Vice President - Finance of UNITED VANGUARD HOMES, INC., a Delaware corporation, on its behalf.


                                   /s/ Craig M. Shields
                                   -----------------------------------------
                                   Craig M. Shields, Notary Public

                                   Craig M. Shields
                                   Notary Public, State of New York
                                   No. 31-8972175
                                   Qualified in New York County
                                   Commission Expires Aug. 31, 1998

STATE OF NEW YORK

COUNTY OF NASSAU


        The foregoing instrument was acknowledged before me this 23rd day of October 1996, by Carl G. Paffendorf, the President of VANGUARD VENTURES, INC., a New York corporation, on its behalf.


                                   /s/ Craig M. Shields
                                   ------------------------------------------
                                   Craig M. Shields, Notary Public

                                   Craig M. Shields
                                   Notary Public, State of New York
                                   No. 31-8972175
                                   Qualified in New York County
                                   Commission Expires Aug. 31, 1998


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